UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2006
LIGHTING SCIENCE GROUP CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2006, Lighting Science Group Corporation (the “Company”) entered into that certain Agreement to Provide Consulting Services (the “Consulting Agreement”) between the Company and Philip R. Lacerte. Pursuant to the Consulting Agreement, Mr. Lacerte will provide consulting and advisory services to the Company on matters relating to sales, product marketing, business development and other matters. As compensation for these services, the Company expects to deliver 1,625,000 shares of the Company’s Common Stock to Mr. Lacerte. The Consulting Agreement terminates on October 6, 2007. From October 2004 to October 2005, Mr. Lacerte served as the Executive Vice President of Sales for the Company. Prior to the issuance contemplated by the Consulting Agreement, Mr. Lacerte beneficially held 6,021,260 shares of the Company’s Common Stock.

This Form 8-K, including the foregoing description of the terms and conditions of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, which is furnished as Exhibit 99.1 hereto, and incorporated herein by reference. See also Items 3.02 and 9.01 of this report. The information in Items 3.02 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities

On or before October 20, 2006, the Company expects to issue 1,625,000 shares of Common Stock to Philip Lacerte as compensation for consulting and advisory services pursuant to the Consulting Agreement. The Company expects to issue the Common Stock in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated pursuant to the Securities Act pursuant to transactions by the Company not involving any public offering.

See also Item 1.01 of this report. The information in Item 1.01 of this report is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Agreement to Provide Consulting Services dated as of October 6, 2006 between Lighting Science Group Corporation and Philip R. Lacerte (furnished herewith and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: October 12, 2006   By: __/s/ Ronald E. Lusk
Name: Ronald E. Lusk
Title: Chairman of the Board and
Chief Executive Officer

INDEX OF EXHIBITS
Exhibit No.	Description of Exhibit
99.1	Agreement to Provide Consulting Services dated as of October 6, 2006 between Lighting Science Group Corporation and Philip R. Lacerte (furnished herewith and incorporated herein by reference)